SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of April 1, 1999,
                 providing for the issuance of REMIC Mortgage
                    Pass-Through Certificates, Series 1999-9)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

        New Jersey                     33-5042              21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission          (I.R.S. Employer
  of incorporation)                   File Number)         Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

General.
On April 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-9 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-9") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated April 27, 1999.

The original principal balance of each Class of the Certificates is as follows:

          Class 1-A1                                      $98,563,000.00
          Class 1-A2                                      $32,000,000.00
          Class 1-A3                                      $71,103,000.00
          Class 1-A4                                      $50,041,000.00
          Class 1-A5                                       $4,155,000.00
          Class 1-A6                                      $38,000,000.00
          Class 1-A7                                       $1,203,000.00
          Class 1-A8                                      $62,652,000.00
          Class 1-A9                                       $4,884,000.00
           Class R                                               $100.00
           Class RL                                              $100.00
          Class 2-A1                                      $38,400,000.00
          Class 2-A2                                       $3,653,000.00
          Class 2-A3                                      $12,039,000.00
          Class 2-A4                                       $1,750,000.00
          Class 2-A5                                      $50,000,000.00
          Class 2-A6                                       $2,000,000.00
          Class 2-A7                                       $2,600,000.00
          Class 2-A8                                       $1,000,000.00
          Class 2-A9                                       $3,600,000.00
           Class M                                         $9,271,000.00
           Class B1                                        $3,758,000.00
           Class B2                                        $2,254,000.00
           Class B3                                        $2,506,000.00
           Class B4                                        $1,003,000.00
           Class B5                                        $1,253,813.00
           Total :                                       $497,689,013.00



The initial Junior Percentage and initial Senior Percentage for Pool 1999-9 are approximately 4.00% and 96.00%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-9 as of the initial issuance of the Certificates are $5,011,339.00, $5,011,339.00 and $165,208.00, respectively, representing approximately 1.00%, 1.00%, and .03%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of April 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-9 Pool 1

Pool 1999-9 Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $380,746,934.31.

The interest rates (the "Mortgage Rates") borne by the 1149 Mortgage Loans conveyed by GECMSI to Pool 1999-9 Pool 1 range from 6.250% to 9.375% and the weighted average Mortgage Rate as of the Cut-off Date is 7.1242% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-9 Pool 1 ranged from $54,750.00 to $1,000,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-9 Pool 1 is $331,372.44, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-9 Pool 1 is May 13, 1992, and the latest scheduled maturity date of any such Mortgage Loan is April 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-9 Pool 1 is 74.0982%.

The Mortgage Loans in Pool 1999-9 Pool 1 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-9 Pool 1:

 ORTGAGE       # OF               AGGREGATE BALANCES            % OF POOL BY
  RATES        LOANS              AS OF CUT-OFF DATE         AGGREGATE BALANCE
  -----        -----              ------------------         -----------------
 6.2500%           1                    $340,726.39                0.0895%
 6.3750%           4                  $1,111,436.63                0.2919%
 6.5000%           8                  $2,473,397.18                0.6496%
 6.6250%          30                 $10,331,637.43                2.7135%
 6.7500%          80                 $27,828,004.11                7.3088%
 6.8750%         190                 $63,015,944.73               16.5506%
 7.0000%         225                 $77,020,465.42               20.2288%
 7.1250%         192                 $68,094,008.35               17.8843%
 7.2500%         160                 $53,128,225.20               13.9537%
 7.3750%         107                 $34,580,079.70                9.0822%
 7.5000%          63                 $19,761,494.55                5.1902%
 7.6250%          32                  $8,993,825.66                2.3622%
 7.7500%          12                  $3,146,507.50                0.8264%
 7.8750%          10                  $2,626,185.21                0.6897%
 8.0000%           3                    $683,248.68                0.1794%
 8.1250%           1                     $68,000.00                0.0179%
 8.2500%           2                    $671,954.21                0.1765%
 8.3750%           1                    $466,191.88                0.1224%
 8.5000%           7                  $1,790,128.13                0.4702%
 8.6250%           6                  $1,408,341.37                0.3699%
 8.7500%           7                  $1,701,137.23                0.4468%
 8.8750%           4                    $744,416.30                0.1955%
 9.0000%           1                    $214,321.63                0.0563%
 9.1250%           1                    $211,310.44                0.0555%
 9.3750%           2                    $335,946.38                0.0882%
  Total        1,149                $380,746,934.31              100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-9 Pool 1 :

  ORIGINAL                     # OF       AGGREGATE BALANCES     % OF POOL BY
  BALANCES                     LOANS      AS OF CUT-OFF DATE   AGGREGATE BALANCE
  --------                     -----      ------------------   -----------------
$      0 - 227,150                 80         $12,167,218.47         3.1956%
$227,151 - 250,000                 54         $12,931,419.21         3.3963%
$250,001 - 300,000                388        $107,161,681.21        28.1451%
$300,001 - 350,000                257         $83,169,956.52        21.8439%
$350,001 - 400,000                162         $60,867,915.92        15.9865%
$400,001 - 450,000                 70         $29,909,119.18         7.8554%
$450,001 - 600,000                114         $57,778,887.95        15.1751%
$600,001 - 650,000                 18         $11,530,874.41         3.0285%
$650,001 - 1,000,000 +              6          $5,229,861.44         1.3736%
Total                           1,149        $380,746,934.31       100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-9 Pool 1 is $999,139.01.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-9 Pool 1 is $54,090.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-9 Pool 1:

   YEAR OF           # OF       AGGREGATE BALANCES              % OF POOL BY
 ORIGINATION         LOANS      AS OF CUT-OFF DATE           AGGREGATE BALANCE
 -----------         -----      ------------------           -----------------
     1992               24            $6,150,044.72               1.6153%
     1997                3              $385,798.38               0.1013%
     1998              113           $35,833,233.94               9.4113%
     1999            1,009          $338,377,857.27              88.8721%
    Total            1,149          $380,746,934.31             100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-9 Pool 1:

   LOAN-TO-VALUE
   LOAN-TO-VALUE           # OF        AGGREGATE BALANCES        % OF POOL BY
RATION AT ORIGINATION     LOANS        AS OF CUT-OFF DATE      AGGREGATE BALANCE
---------------------     -----        ------------------      -----------------
   00.000 - 50.00            48            $16,906,817.02             4.4404%
   50.001 - 60.00            67            $24,842,036.60             6.5246%
   60.001 - 70.00           187            $66,416,557.79            17.4437%

   70.001 - 75.00           162            $55,767,560.99            14.6469%

   75.001 - 80.00           537           $174,535,303.34            45.8402%

   80.001 - 85.00            30             $8,785,392.27             2.3074%
   85.001 - 90.00            81            $23,456,482.43             6.1607%
   90.001 - 95.00            37            $10,036,783.87             2.6361%
       Total              1,149           $380,746,934.31           100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-9 Pool 1:

            TYPE OF            # OF      AGGREGATE BALANCES      % OF POOL BY
            DWELLING          LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
            --------          -----      ------------------    -----------------
Single-family detached       1,073         $358,779,156.88             94.2304%
Single-family attached          18           $5,295,980.72              1.3909%
Condominium                     38          $11,067,769.63              2.9069%
2 - 4 Family Units              20           $5,604,027.08              1.4718%
Total                        1,149         $380,746,934.31            100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-9 Pool 1:

                        # OF        AGGREGATE BALANCES        % OF POOL BY
           OCCUPANCY    LOANS       AS OF CUT-OFF DATE      AGGREGATE BALANCE
           ---------    -----       ------------------      -----------------
Owner Occupied          1,125          $375,106,177.96          98.5186%
Vacation                   12            $3,654,215.97           0.9597%
Investment                 12            $1,986,540.38           0.5217%
Total                   1,149          $380,746,934.31         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-9 Pool 1:

                             # OF           AGGREGATE BALANCES        % OF POOL BY
     STATE                    LOANS         AS OF CUT-OFF DATE     AGGREGATE BALANCE
     -----                    -----         ------------------     -----------------
Alabama                           3             $1,069,969.28                0.2810%
Arizona                           8             $2,960,197.60                0.7775%
Arkansas                          1               $331,721.07                0.0871%
California                      562           $189,582,279.65               49.7923%
Colorado                         25             $7,986,874.88                2.0977%
Connecticut                      12             $3,536,568.01                0.9288%
Delaware                          2               $636,181.63                0.1671%
District Of Columbia              3             $1,029,274.09                0.2703%
Florida                          15             $4,818,600.22                1.2656%
Georgia                          11             $3,102,537.92                0.8149%
Hawaii                            1               $225,000.00                0.0591%
Illinois                         33            $11,000,248.16                2.8891%
Indiana                           5             $1,669,175.90                0.4384%
Iowa                              1               $287,571.19                0.0755%
Kansas                            2               $626,388.81                0.1645%
Kentucky                          2               $644,174.46                0.1692%
Louisiana                         5             $1,670,108.43                0.4386%
Maryland                         65            $20,648,024.41                5.4231%
Massachusetts                    48            $15,848,368.87                4.1624%
Michigan                          8             $2,872,996.53                0.7546%
Minnesota                         4             $1,132,498.06                0.2974%
Missouri                         11             $4,107,940.31                1.0789%
Nevada                           10             $3,303,239.87                0.8676%
New Hampshire                     1               $439,656.75                0.1155%
New Jersey                       35            $12,358,764.42                3.2459%
New Mexico                        4             $1,258,705.79                0.3306%
New York                         16             $5,171,520.26                1.3583%
North Carolina                   22             $7,268,733.25                1.9091%
Ohio                              7             $1,978,471.05                0.5196%
Oklahoma                          2               $721,113.06                0.1894%
Oregon                           31             $9,965,751.34                2.6174%
Pennsylvania                     23             $7,108,949.38                1.8671%
Rhode Island                      2               $740,500.00                0.1945%
South Carolina                    3               $977,943.85                0.2568%
Tennessee                         9             $2,983,083.17                0.7835%
Texas                            33            $10,673,912.09                2.8034%
Utah                              2               $844,273.98                0.2217%
Vermont                           1               $310,400.00                0.0815%
Virginia                         59            $18,071,135.66                4.7462%
Washington                       60            $19,753,598.14                5.1882%
Wisconsin                         2             $1,030,482.77                0.2706%
Total                         1,149           $380,746,934.31              100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-9 Pool 1:

YEAR OF          # OF          AGGREGATE BALANCES        % OF POOL BY
MATURITY        LOANS          AS OF CUT-OFF DATE      AGGREGATE BALANCE
--------        -----          ------------------      -----------------
  2012            1                  $221,954.21            0.0583%
  2019            6                $1,879,982.52            0.4938%
  2022           23                $5,928,090.51            1.5570%
  2024            6                $1,626,340.80            0.4271%
  2027            3                  $385,798.38            0.1013%
  2028           71               $21,991,216.75            5.7758%
  2029        1,039              $348,713,551.14           91.5867%
 Total        1,149              $380,746,934.31          100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-9 Pool 1 calculated as of the Cut-off Date is 356.69 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-9 Pool 1:

                               # OF     AGGREGATE BALANCES       % OF POOL BY
        PURPOSE OF LOAN        LOANS    AS OF CUT-OFF DATE     AGGREGATE BALANCE
        ---------------        -----    ------------------     -----------------
Purchase                       454       $144,892,342.90           38.0548%
Rate Term/Refinance            486       $164,234,561.28           43.1348%
Cash-out Refinance             209        $71,620,030.13           18.8104%
Total                        1,149       $380,746,934.31          100.0000%

Pool 1999-9 Pool 2

Pool 1999-9 Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $120,387,001.69.

The interest rates (the "Mortgage Rates") borne by the 361 Mortgage Loans conveyed by GECMSI to Pool 1999-9 Pool 2 range from 6.250% to 9.375% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2208% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-9 Pool 2 ranged from $54,000.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-9 Pool 2 is $333,482.00, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-9 Pool 2 is Jan 14, 1992, and the latest scheduled maturity date of any such Mortgage Loan is April 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-9 Pool 2 is 72.5295%.

The Mortgage Loans in Pool 1999-9 Pool 2 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-9 Pool 2:

  MORTGAGE      # OF         AGGREGATE BALANCES               % OF POOL BY
    RATES       LOANS        AS OF CUT-OFF DATE             AGGREGATE BALANCE
    -----       -----        ------------------             -----------------
   6.2500%         1               $107,897.53                    0.0896%
   6.5000%         4             $1,179,190.96                    0.9795%
   6.6250%         3             $1,193,412.40                    0.9913%
   6.7500%         7             $2,093,843.99                    1.7393%
   6.8750%        54            $19,519,749.45                   16.2142%
   7.0000%        70            $25,021,468.97                   20.7841%
   7.1250%        47            $16,549,082.24                   13.7466%
   7.2500%        62            $20,231,503.98                   16.8053%
   7.3750%        39            $12,886,553.66                   10.7043%
   7.5000%        31             $9,293,834.75                    7.7200%
   7.6250%        12             $3,632,675.84                    3.0175%
   7.7000%         1               $268,956.74                    0.2234%
   7.7500%         4             $1,210,846.96                    1.0058%
   7.8000%         1               $290,378.86                    0.2412%
   7.8750%         3               $998,696.40                    0.8296%
   8.0000%         1               $304,036.10                    0.2525%
   8.1250%         1               $298,804.41                    0.2482%
   8.2500%         1               $382,468.24                    0.3177%
   8.3750%         2               $586,621.34                    0.4873%
   8.5000%         5             $1,168,088.63                    0.9703%
   8.6250%         1               $385,549.67                    0.3203%
   8.7500%         5             $1,277,788.39                    1.0614%
   8.8750%         3               $790,464.08                    0.6566%
   9.0000%         1               $282,126.31                    0.2343%
   9.2500%         1               $239,035.30                    0.1986%
   9.3750%         1               $193,926.49                    0.1611%
    Total        361           $120,387,001.69                  100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-9 Pool 2 :

      ORIGINAL          # OF         AGGREGATE BALANCES     % OF POOL BY
      BALANCES          LOANS        AS OF CUT-OFF DATE    AGGREGATE BAL.
      --------          -----        ------------------    --------------
$      0 - 227,150         18           $2,738,863.82           2.2751%
$227,151 - 250,000         17           $3,946,029.26           3.2778%
$250,001 - 300,000        140          $38,434,914.08          31.9260%
$300,001 - 350,000         72          $23,029,305.75          19.1294%
$350,001 - 400,000         47          $17,559,498.22          14.5859%
$400,001 - 450,000         24          $10,062,485.32           8.3585%
$450,001 - 600,000         31          $15,804,177.77          13.1278%
$600,001 - 650,000          8           $5,154,283.23           4.2814%
$650,001 - 1,000,000 +      4           $3,657,444.24           3.0381%
Total                     361         $120,387,001.69         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-9 Pool 2 is $1,500,000.00.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-9 Pool 2 is $53,792.54.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-9 Pool 2:

  YEAR OF        # OF          AGGREGATE BALANCES             % OF POOL BY
 ORIGINATION    LOANS          AS OF CUT-OFF DATE           AGGREGATE BALANCE
 -----------    -----          ------------------           -----------------
    1992            19             $5,041,576.01                 4.1878%
    1997             5             $1,417,942.58                 1.1778%
    1998            56            $16,901,285.55                14.0391%
    1999           281            $97,026,197.55                80.5953%
   Total           361           $120,387,001.69               100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-9 Pool 2:

LOAN-TO-VALUE
   RATIO AT         # OF          AGGREGATE BALANCES          % OF POOL BY
 ORIGINATION        LOANS         AS OF CUT-OFF DATE        AGGREGATE BALANCE
 -----------        -----         ------------------        -----------------
00.000 - 50.00       19              $5,486,030.09               4.5570%
50.001 - 60.00       39             $14,847,996.02              12.3336%
60.001 - 70.00       61             $21,398,339.23              17.7746%
70.001 - 75.00       57             $20,121,381.58              16.7139%
75.001 - 80.00      145             $47,118,385.16              39.1390%

80.001 - 85.00        4              $1,250,649.64               1.0389%
85.001 - 90.00       25              $7,179,730.15               5.9639%
90.001 - 95.00       11              $2,984,489.82               2.4791%
    Total           361            $120,387,001.69             100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-9 Pool 2:

            TYPE OF        # OF   AGGREGATE BALANCES       % OF POOL BY
            DWELLING      LOANS   AS OF CUT-OFF DATE     AGGREGATE BALANCE
            --------      -----   ------------------     -----------------
Single-family detached     342      $113,614,079.12           94.3740%
Single-family attached       3          $980,836.36            0.8147%
Condominium                 13        $4,484,483.28            3.7251%
2 - 4 Family Units           3        $1,307,602.93            1.0862%
Total                      361      $120,387,001.69          100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-9 Pool 2:

                          # OF       AGGREGATE BALANCES        % OF POOL BY
           OCCUPANCY      LOANS      AS OF CUT-OFF DATE      AGGREGATE BALANCE
           ---------      -----      ------------------      -----------------
Owner Occupied            353         $117,996,084.25            98.0140%
Vacation                    4           $1,302,684.65             1.0821%
Investment                  4           $1,088,232.79             0.9039%
Total                     361         $120,387,001.69           100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-9 Pool 2:

                        # OF      AGGREGATE BALANCES          % OF POOL BY
             STATE      LOANS     AS OF CUT-OFF DATE       AGGREGATE BALANCE
             -----      -----     ------------------       -----------------
California              361         $120,387,001.69             100.0000%
Total                   361         $120,387,001.69             100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-9 Pool 2:

  YEAR OF         # OF          AGGREGATE BALANCES             % OF POOL BY
  MATURITY        LOANS         AS OF CUT-OFF DATE           AGGREGATE BALANCE
  --------        -----         ------------------           -----------------
    2022              19              $5,041,576.01              4.1878%
    2027               2                $578,544.58              0.4806%
    2028              39             $11,855,471.33              9.8478%
    2029             301            $102,911,409.77             85.4838%
   Total             361            $120,387,001.69            100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-9 Pool 2 calculated as of the Cut-off Date is 354.86 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-9 Pool 2:

                            # OF       AGGREGATE BALANCES     % OF POOL BY
        PURPOSE OF LOAN    LOANS       AS OF CUT-OFF DATE   AGGREGATE BALANCE
        ---------------    -----       ------------------   -----------------
Purchase                   139            $46,152,220.49            38.3366%
Rate Term/Refinance        164            $56,421,491.29            46.8667%
Cash-out Refinance          58            $17,813,289.91            14.7967%
Total                      361           $120,387,001.69           100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of October 23, 1995, and the related Terms Agreement, dated as of April 27, 1999, for certain of the Series 1999-9 Certificates between GE Capital Mortgage Services, Inc. and Salomon Smith Barney Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-9 Certificates, dated as of April 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GE Capital Mortgage Services, Inc.



                                    By:      ___________________
                                    Name:    Syed W. Ali
                                    Title:   Vice President







Dated as of April 29, 1999

                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  GE Capital Mortgage Services, Inc.



                                  By:      ___________________
                                  Name:    Syed W. Ali
                                  Title:   Vice President





Dated as of April 29, 1999

                                                   EXHIBIT INDEX




The exhibits are being filed herewith:


------------------ ------------------------------------------ ------------------
EXHIBIT NO.                       DESCRIPTION                   PAGE
------------------ ------------------------------------------ ------------------

    1.1            The Underwriting Agreement, dated
                   as of October 23, 1995, and the
                   related Terms Agreement, dated as
                   of April 27, 1999, for certain of
                   the Series 1999-9 Certificates
                   between GE Capital Mortgage
                   Services, Inc. and Salomon Smith
                   Barney Inc.

    4.1            The Pooling and Servicing Agreement
                   for the Series 1999-9 Certificates,
                   dated as of April 1, 1999, between
                   GE Capital Mortgage Services, Inc.,
                   as seller and servicer, and State
                   Street Bank and Trust Company, as
                   trustee.
------------------ ------------------------------------------ ------------------